Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter 2010

Franklin Street Properties Corp.  ●  401 Edgewater Place  ●  Wakefield, MA 01880  ●  (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	21-22
Key Financial Data		20 Largest Tenants, Industry Profile	23
Financial Highlights	6	Lease Expirations by Square Feet	24
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	25
Income Statements	8
EPS, FFO, GOS and FFO+GOS	9	Transactional Drivers
Balance Sheets	10	Capital Recycling: Acquisitions and Dispositions	26
Cash Flow Statements	11	Investment Banking Performance	27
Segment Information	12-13
Property Net Operating Income (NOI): Cash and GAAP Basis	14	FFO and FFO+GOS Reconciliations	28
Capital Analysis	15	FFO and FFO+GOS Definitions	29
		FAD Reconciliation and Definition	30
Portfolio Overview		EBITDA Reconciliation and Definition	31
Property by Form of FSP Participation	16	NOI Reconciliation and Definition	32
Regional Analysis, Map	17
Owned Property List	18
Properties with annualized rent per square foot	19
Capital Expenditures	20

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

December 31, 2010	2

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of December 31, 2010)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	33
Total Square Feet	6.4 Million
Common Shares Outstanding	81,437,405
Quarterly Dividend	$0.19
Dividend Yield	5.33%
Total Market Capitalization	$1,445 Million
Insider Holdings	13.0%

December 31, 2010	3

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

December 31, 2010	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
High Price	14.42	12.86	15.70	15.01	15.36	15.20	14.84	14.88
Low Price	12.2	10.99	11.04	11.64	10.35	12.00	11.43	9.57
Closing Price, at the end of the quarter	14.25	12.42	11.81	14.43	14.61	13.10	13.25	12.30
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	5.33%	6.12%	6.44%	5.27%	5.20%	5.80%	5.74%	6.18%
Common shares outstanding (millions)	81.44	79.84	79.68	79.68	79.68	79.68	70.48	70.48

Timing

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	6-May-11	Third Quarter:	4-Nov-11
Second Quarter:	5-Aug-11	Fourth Quarter:	24-Feb-12

December 31, 2010	5

Financial Highlights (in thousands, except per share data)

					For the Year					For the Year
	For the Three Months Ended:				Ended	For the Three Months Ended:				Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Income Items:
Revenue:
Rental	$28,757	$27,219	$29,391	$29,953	$115,320	$29,818	$29,254	$31,682	$29,259	$120,013
Related party revenue	800	1,852	896	4,162	7,710	583	860	371	4,434	6,248
Other	9	6	20	54	89	18	18	19	6	61
Total revenue	29,566	29,077	30,307	34,169	123,119	30,419	30,132	32,072	33,699	126,322

Total expenses	25,384	24,547	27,047	29,319	106,297	23,738	25,821	25,538	27,149	102,246

Income before interest income, equity in earnings in non-consolidated REITs and taxes	4,182	4,530	3,260	4,850	16,822	6,681	4,311	6,534	6,550	24,076
Interest income	8	9	4	4	25	36	36	16	8	96
Equity in earnings in non-consolidated REITs	253	380	404	229	1,266	792	443	475	284	1,994

Income before taxes	4,443	4,919	3,668	5,083	18,113	7,509	4,790	7,025	6,842	26,166
Income tax expense (benefit)	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)

Income from continuing operations	4,511	4,914	3,705	4,766	17,896	7,808	4,865	7,295	6,777	26,745
Income from discontinued operations	1,051	1,040	1,052	1,054	4,197	—	—	(353)	1,056	703
Gain on sale of assets	—	—	—	—	—	—	—	—	424	424

Net income	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,942	$8,257	$27,872

FFO+GOS*:
FFO	$16,650	$16,702	$16,052	$17,518	$66,922	$17,338	$17,409	$17,537	$19,075	$71,359
GOS	—	—	—	—	—	—	—	—	424	424
FFO+GOS	$16,650	$16,702	$16,052	$17,518	$66,922	$17,338	$17,409	$17,537	$19,499	$71,783

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.07	$0.28	$0.11	$0.07	$0.10	$0.10	$0.38
FFO	0.21	0.21	0.20	0.22	0.84	0.25	0.25	0.25	0.24	0.98
GOS	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.21	0.21	0.20	0.22	0.84	0.25	0.25	0.25	0.24	0.98

Weighted Aveage Shares (diluted)	79,681	79,681	79,751	80,187	79,826	70,481	70,481	71,281	79,681	73,001

Balance Sheet Items:
Real estate, net	$855,661	$874,558	$872,038	$867,608	$867,608	$839,826	$869,557	$864,370	$860,218	$860,218
Other assets, net	295,770	311,492	316,340	371,127	371,127	178,682	195,939	281,405	294,632	294,632
Total assets, net	1,151,431	1,186,050	1,188,378	1,238,735	1,238,735	1,018,508	1,065,496	1,144,827	1,154,850	1,154,850
Total liabilities, net	223,654	267,198	278,091	317,177	317,177	175,075	229,903	200,848	217,576	217,576
Shareholders' equity	927,777	918,852	910,287	921,558	921,558	843,433	835,593	943,979	937,274	937,274

* See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	6

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2005
2006
2007
2008
2009
2010
Rental income from properties
Gain on sale of properties
Fee income from real estate banking

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2005
2006
2007
2008
2009
2010

* See page 28 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	7

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended:				Year Ended	For the Three Months Ended:				Year Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Revenue:
Rental	$28,757	$27,219	$29,391	$29,953	$115,320	$29,818	$29,254	$31,682	$29,259	$120,013
Related party revenue:
Syndication fees	121	541	20	1,862	2,544	10	29	—	2,389	2,428
Transaction fees	146	753	246	1,582	2,727	28	514	1	1,537	2,080
Management fees and interest income from loans	533	558	630	718	2,439	545	317	370	508	1,740
Other	9	6	20	54	89	18	18	19	6	61
Total revenue	29,566	29,077	30,307	34,169	123,119	30,419	30,132	32,072	33,699	126,322

Expenses:
Real estate operating expenses	7,955	7,335	8,715	9,604	33,609	7,280	7,144	7,752	8,634	30,810
Real estate taxes and insurance	4,996	4,061	4,659	4,454	18,170	4,829	4,686	5,364	4,102	18,981
Depreciation and amortization	8,496	8,521	9,691	9,764	36,472	7,914	10,225	8,801	8,630	35,570
Selling, general and administrative	2,171	2,559	2,074	2,482	9,286	2,008	2,127	1,869	2,510	8,514
Commissions	114	336	16	1,011	1,477	130	40	8	1,623	1,801
Interest	1,652	1,735	1,892	2,004	7,283	1,577	1,599	1,744	1,650	6,570
Total expenses	25,384	24,547	27,047	29,319	106,297	23,738	25,821	25,538	27,149	102,246

Income before interest income, equity in earnings of non-consolidated REITs and taxes	4,182	4,530	3,260	4,850	16,822	6,681	4,311	6,534	6,550	24,076
Interest income	8	9	4	4	25	36	36	16	8	96
Equity in earnings of non-consolidated REITs	253	380	404	229	1,266	792	443	475	284	1,994

	4,443	4,919	3,668	5,083	18,113	7,509	4,790	7,025	6,842	26,166
Income tax expense (benefit)	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)

Income from continuing operations	4,511	4,914	3,705	4,766	17,896	7,808	4,865	7,295	6,777	26,745
Income from discontinued operations	1,051	1,040	1,052	1,054	4,197	—	—	(353)	1,056	703
Gain on sale of assets	—	—	—	—	—	—	—	—	424	424

Net income	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,942	$8,257	$27,872

Weighted average number of shares outstanding, basic and diluted	79,681	79,681	79,751	80,187	79,826	70,481	70,481	71,281	79,681	73,001

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.06	$0.06	$0.05	$0.06	$0.23	$0.11	$0.07	$0.10	$0.09	$0.37
Discontinued operations	0.01	0.01	0.01	0.01	0.05	—	—	—	0.01	0.01
Gains on sales of assets	—	—	—	—	—	—	—	—	—	—
Net income per share, basic and diluted	$0.07	$0.07	$0.06	$0.07	$0.28	$0.11	$0.07	$0.10	$0.10	$0.38

December 31, 2010	8

EPS, FFO, GOS and FFO+GOS*

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	9

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Assets:
Real estate assets:
Land	$114,677	$123,305	$123,305	$123,305	$107,153	$114,677	$114,677	$114,677
Buildings and improvements	845,504	861,986	865,810	867,858	812,470	840,605	841,751	843,845
Fixtures and equipment	354	458	458	578	299	310	310	328
	960,535	985,749	989,573	991,741	919,922	955,592	956,738	958,850
Less accumulated depreciation	104,874	111,191	117,535	124,133	80,096	86,035	92,368	98,632
Real estate assets, net	855,661	874,558	872,038	867,608	839,826	869,557	864,370	860,218

Acquired real estate leases, net	30,822	45,871	43,185	40,578	26,042	38,996	36,240	33,395
Investment in non-consolidated REITs	91,787	90,782	89,995	89,327	82,388	94,579	93,936	92,910
Assets held for syndication, net	2,791	—	—	2,976	13,004	—	—	4,827
Assets held for sale	71,593	70,991	70,391	69,790	—	—	73,001	72,182
Cash and cash equivalents	22,815	21,487	20,554	68,213	27,650	24,542	26,385	27,404
Restricted cash	50	59	55	420	336	335	331	334
Tenant rent receivables, net	1,385	900	2,123	1,922	1,084	720	1,400	1,782
Straight-line rent receivable, net	13,994	14,645	15,757	18,752	9,190	9,219	9,723	10,633
Prepaid expenses	2,236	2,280	2,511	1,654	2,253	2,267	3,430	2,594
Related party mortgage loan receivable	41,325	46,270	53,756	57,684	4,725	12,115	23,264	36,535
Other assets	1,220	1,620	1,387	1,356	1,517	2,271	1,860	1,228
Deferred leasing commissions, net	15,752	16,587	16,626	18,455	10,493	10,895	10,887	10,808
Total assets	$1,151,431	$1,186,050	$1,188,378	$1,238,735	$1,018,508	$1,065,496	$1,144,827	$1,154,850

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$119,968	162,968	167,968	209,968	$72,468	$124,038	$91,008	$109,008
Term loan payable	75,000	75,000	75,000	74,850	75,000	75,000	75,000	75,000
Accounts payable and accrued expenses	20,467	18,766	25,064	22,435	17,687	21,252	25,351	23,787
Accrued compensation	274	1,040	1,334	1,803	250	500	750	1,416
Tenant security deposits	1,696	2,004	1,922	1,930	1,795	1,765	1,757	1,808
Other liabilities: derivative termination value	1,995	1,735	1,416	1,077	3,080	2,394	2,269	2,076
Acquired unfavorable real estate leases, net	4,254	5,685	5,387	5,114	4,795	4,954	4,713	4,481
Total liabilities	223,654	267,198	278,091	317,177	175,075	229,903	200,848	217,576

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	8	8	8	8	7	7	8	8
Additional paid-in capital	1,003,712	1,003,712	1,005,211	1,025,491	889,019	889,019	1,003,729	1,003,713
Accumulated other comprehensive loss	(1,995)	(1,735)	(1,416)	(1,077)	(3,080)	(2,394)	(2,269)	(2,076)
Accumulated distributions in excess of accumulated earnings	(73,948)	(83,133)	(93,516)	(102,864)	(42,513)	(51,039)	(57,489)	(64,371)
Total stockholders’ equity	927,777	918,852	910,287	921,558	843,433	835,593	943,979	937,274
Total liabilities and stockholders’ equity	$1,151,431	$1,186,050	$1,188,378	$1,238,735	$1,018,508	$1,065,496	$1,144,827	$1,154,850

December 31, 2010	10

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months ended December 31
	2010	2009	2008

Cash flows from operating activities:
Net income	$22,093	$27,872	$31,959
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	—	(424)	—
Depreciation and amortization expense	39,627	36,561	30,444
Amortization of above market lease	1,362	3,359	4,283
Equity in earnings (losses) from non-consolidated REITs	(1,183)	(2,012)	(2,747)
Distributions from non-consolidated REITs	5,170	5,628	5,348
Increase in bad debt reserve	980	111	79
Changes in operating assets and liabilities:
Restricted cash	(86)	2	—
Tenant rent receivables	(1,120)	(564)	64
Straight-line rents	(4,249)	(1,879)	(1,406)
Prepaid expenses and other assets	865	907	(901)
Accounts payable and accrued expenses	(351)	2,760	448
Accrued compensation	387	(238)	90
Tenant security deposits	122	(66)	—
Payment of deferred leasing commissions	(10,515)	(2,659)	(3,353)

Net cash provided by operating activities	53,102	69,358	64,308

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(54,344)	(132,323)	(78,396)
Investment in non-consolidated REITs	(11)	(13,218)	(10)
Investment in related party mortgage loan receivable	(21,149)	(35,410)	(1,125)
Changes in deposits on real estate assets	(200)	—	(1,300)
Investment in assets held for syndication, net	1,319	8,159	12,236
Proceeds received on sales of real estate assets	—	672	—

Net cash used in investing activities	(74,385)	(172,120)	(68,595)

Cash flows from financing activities:
Distributions to stockholders	(60,586)	(55,313)	(70,481)
Proceeds from equity offering, net	21,868	114,695	—
Borrowings under bank note payable, net	100,960	41,540	(17,282)
Borrowings (principal payments) under term note payable	(150)	—	75,000
Deferred financing costs	—	—	(694)

Net cash (used in) provided by financing activities	62,092	100,922	(13,457)

Net decreases in cash and cash equivalents	40,809	(1,840)	(17,744)

Cash and cash equivalents, beginning of period	27,404	29,244	46,988

Cash and cash equivalents, end of period	$68,213	$27,404	$29,244

December 31, 2010	11

Segment Information* ($ in thousands except per share amounts)

	Three Months Ended December 31, 2010			Year Ended December 31, 2010			Three Months Ended December 31, 2009			Year Ended December 31, 2009
	Real	Investment		Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$29,953	$—	$29,953	$115,320	$—	$115,320	$29,259	$—	$29,259	$120,013	$—	$120,013
Syndication Fees	—	1,862	1,862	—	2,544	2,544	—	2,389	2,389	—	2,428	2,428
Transaction Fees	—	1,582	1,582	—	2,727	2,727	—	1,537	1,537	—	2,080	2,080
Management Fees & Interest Income	718	—	718	2,439	—	2,439	508	—	508	1,740	—	1,740
Other Income	54	—	54	89	—	89	6	—	6	61	—	61

Total Revenue	30,725	3,444	34,169	117,848	5,271	123,119	29,773	3,926	33,699	121,814	4,508	126,322

Expenses
Rental Operating Expenses	9,604	—	9,604	33,609	—	33,609	8,634	—	8,634	30,810	—	30,810
Real Estate Taxes and Insurance	4,454	—	4,454	18,170	—	18,170	4,102	—	4,102	18,981	—	18,981
Depreciation and Amortization	9,729	35	9,764	36,299	173	36,472	8,591	39	8,630	35,447	123	35,570
Selling, general and administrative	1,698	784	2,482	6,399	2,887	9,286	1,356	1,154	2,510	4,452	4,062	8,514
Commissions and Broker Expenses	—	1,011	1,011	—	1,477	1,477	—	1,623	1,623	—	1,801	1,801
Interest & Commitment Fees	2,004	—	2,004	7,283	—	7,283	1,650	—	1,650	6,570	—	6,570
Total Expenses	27,489	1,830	29,319	101,760	4,537	106,297	24,333	2,816	27,149	96,260	5,986	102,246

Income before Equity, Interest and Taxes	3,236	1,614	4,850	16,088	734	16,822	5,440	1,110	6,550	25,554	(1,478)	24,076
Interest Income	4	—	4	24	1	25	8	—	8	92	4	96
Equity Income SARs	229	—	229	1,266	—	1,266	284	—	284	1,994	—	1,994
Income before Taxes	3,469	1,614	5,083	17,378	735	18,113	5,732	1,110	6,842	27,640	(1,474)	26,166
Income Taxes	55	262	317	217	—	217	56	9	65	248	(827)	(579)
Income from continuing operations	3,414	1,352	4,766	17,161	735	17,896	5,676	1,101	6,777	27,392	(647)	26,745
Income from discontinued operations	1,054	—	1,054	4,197	—	4,197	1,056	—	1,056	703	—	703
Gain on sale of assets	—	—	—	—	—	—	424	—	424	424	—	424
Net Income (loss)	$4,468	$1,352	$5,820	$21,358	$735	$22,093	$7,156	$1,101	$8,257	$28,519	$(647)	$27,872

Funds From Operations (FFO)*
Net Income	$4,468	$1,352	$5,820	$21,358	$735	$22,093	$7,156	$1,101	$8,257	$28,519	$(647)	$27,872
Gain on sale of assets, net	—	—	—	—	—	—	(424)	—	(424)	(424)	—	(424)
Equity in income of SARs	(153)	—	(153)	(1,190)	—	(1,190)	(301)	—	(301)	(2,012)	—	(2,012)
Cash received from SARs	1,247	—	1,247	5,170	—	5,170	1,371	—	1,371	5,628	—	5,628
Acquisition costs	—	—	—	125	—	125	4	—	4	643	—	643
Depreciation and amortization	10,570	35	10,605	40,551	173	40,724	10,129	39	10,168	39,529	123	39,652
Funds From Operations (FFO)*	16,132	1,387	17,519	66,014	908	66,922	17,935	1,140	19,075	71,883	(524)	71,359

EPS	$0.05	$0.02	$0.07	$0.27	$0.01	$0.28	$0.09	$0.01	$0.10	$0.39	$(0.01)	$0.38
FFO per Share*	$0.20	$0.02	$0.22	$0.83	$0.01	$0.84	$0.23	$0.01	$0.24	$0.99	$(0.01)	$0.98

Weighted Average Shares			80,187			79,826			79,681			73,001

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	12

Segment Information* ($ in thousands except per share amounts)

	Year Ended December 31, 2010			Year Ended December 31, 2009			Year Ended December 31, 2008
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$115,320	$—	$115,320	$120,013	$—	$120,013	$111,198	$—	$111,198
Syndication Fees	—	2,544	2,544	—	2,428	2,428	—	3,766	3,766
Transaction Fees	—	2,727	2,727	—	2,080	2,080	—	3,641	3,641
Management Fees & Interest Income	2,439	—	2,439	1,740	—	1,740	1,739	—	1,739
Other Income	89	—	89	61	—	61	72	—	72

Total Revenue	117,848	5,271	123,119	121,814	4,508	126,322	113,009	7,407	120,416

Expenses
Rental Operating Expenses	33,609	—	33,609	30,810	—	30,810	28,999	—	28,999
Real Estate Taxes and Insurance	18,170	—	18,170	18,981	—	18,981	17,740	—	17,740
Depreciation and Amortization	36,299	173	36,472	35,447	123	35,570	30,222	138	30,360
Selling, general and administrative	6,399	2,887	9,286	4,452	4,062	8,514	4,229	4,039	8,268
Commissions and Broker Expenses	—	1,477	1,477	—	1,801	1,801	100	2,051	2,151
Interest & Commitment Fees	7,283	—	7,283	6,570	—	6,570	4,921	—	4,921
Total Expenses	101,760	4,537	106,297	96,260	5,986	102,246	86,211	6,228	92,439

Income before Equity, Interest and Taxes	16,088	734	16,822	25,554	(1,478)	24,076	26,798	1,179	27,977
Interest Income	24	1	25	92	4	96	709	36	745
Equity Income SARs	1,266	—	1,266	1,994	—	1,994	2,747	—	2,747
Income before Taxes	17,378	735	18,113	27,640	(1,474)	26,166	30,254	1,215	31,469
Income Taxes	217	—	217	248	(827)	(579)	246	(736)	(490)
Income from continuing operations	17,161	735	17,896	27,392	(647)	26,745	30,008	1,951	31,959
Income from discontinued operations	4,197	—	4,197	703	—	703	—	—	—
Gain on sale of assets	—	—	—	424	—	424	—	—	—
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959

Funds From Operations (FFO)*
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959
Gain on sale of assets, net	—	—	—	(424)	—	(424)	—	—	—
Equity in income of SARs	(1,190)	—	(1,190)	(2,012)	—	(2,012)	(2,747)	—	(2,747)
Cash received from SARs	5,170	—	5,170	5,628	—	5,628	5,348	—	5,348
Acquisition costs	125	—	125	643	—	643	—	—	—
Depreciation and amortization	40,551	173	40,724	39,529	123	39,652	34,505	138	34,643
Funds From Operations (FFO)*	66,014	908	66,922	71,883	(524)	71,359	67,114	2,089	69,203

EPS	$0.27	$0.01	$0.28	$0.39	$(0.01)	$0.38	$0.43	$0.03	$0.45
FFO per Share*	$0.83	$0.01	$0.84	$0.99	$(0.01)	$0.98	$0.95	$0.03	$0.98

Weighted Average Shares			79,826			73,001			70,481

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	13

Property Net Operating Income (NOI): Cash and GAAP Basis (in thousands)

Property NOI Cash*

							Year					Year
			Three Months Ended				Ended	Three Months Ended				Ended
		31-Dec-10
Region	Division	Sq Feet	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009

Eastern	Mideast	1,543	$4,031	$4,390	$5,551	$4,931	$18,903	$3,740	$3,803	$4,401	$4,839	$16,783

Midwest	East North Central	597	1,103	1,574	1,184	1,123	4,984	1,524	1,578	1,108	1,129	5,339
	West North Central	1,104	2,034	2,000	2,991	3,028	10,053	1,689	1,758	2,653	1,867	7,967
		1,701	3,137	3,574	4,175	4,151	15,037	3,213	3,336	3,761	2,996	13,306

South	Southeast	600	2,307	2,251	2,285	1,917	8,760	2,220	2,213	2,353	2,138	8,924
	Southwest	1,489	4,234	4,238	3,597	3,564	15,633	5,203	4,953	4,718	4,370	19,244
		2,089	6,541	6,489	5,882	5,481	24,393	7,423	7,166	7,071	6,508	28,168

West	Mountain	790	3,254	2,212	810	894	7,170	3,194	3,519	3,003	3,126	12,842
	Pacific	299	443	491	498	480	1,912	375	311	460	364	1,510
		1,089	3,697	2,703	1,308	1,374	9,082	3,569	3,830	3,463	3,490	14,352

Total		6,422	$17,406	$17,156	$16,916	$15,937	$67,415	$17,945	$18,135	$18,696	$17,833	$72,609

Property NOI GAAP*

							Year					Year
			Three Months Ended				Ended	Three Months Ended				Ended
		31-Dec-10
Region	Division	Sq Feet	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2009

Eastern	Mideast	1,543	$4,666	$5,002	$5,992	$5,362	$21,022	$3,749	$3,726	$4,483	$5,232	$17,190

Midwest	East North Central	597	1,110	1,602	1,210	1,166	5,088	1,570	1,592	1,161	1,191	5,514
	West North Central	1,104	2,164	2,106	3,136	3,135	10,541	1,606	1,667	2,626	2,016	7,915
		1,701	3,274	3,708	4,346	4,301	15,629	3,176	3,259	3,787	3,207	13,429

South	Southeast	600	2,356	2,355	2,359	2,033	9,103	2,391	2,343	2,477	2,245	9,456
	Southwest	1,489	4,404	4,395	3,797	3,778	16,374	5,265	4,828	4,820	4,643	19,556
		2,089	6,760	6,750	6,156	5,811	25,477	7,656	7,171	7,297	6,888	29,012

West	Mountain	790	3,229	2,502	1,100	1,231	8,062	3,334	3,548	3,019	3,114	13,015
	Pacific	299	497	533	524	513	2,067	404	339	515	425	1,683
		1,089	3,726	3,035	1,624	1,744	10,129	3,738	3,887	3,534	3,539	14,698

Total		6,422	$18,426	$18,495	$18,118	$17,218	$72,257	$18,319	$18,043	$19,101	$18,866	$74,329

*See page 32 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

December 31, 2010	14

Capital Analysis (in thousands, except per share amounts)

	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09
Market Data:
Shares Outstanding	79,681	79,681	79,837	81,437	70,481	70,481	79,681	79,681
Closing market price per share	$14.43	$11.81	$12.42	$14.25	$12.30	$13.25	$13.10	$14.61
Market capitalization	$1,149,793	$941,029	$991,581	$1,160,483	$866,913	$933,869	$1,043,817	$1,164,135
Total Debt	194,968	237,968	242,968	$284,118	147,468	199,038	166,008	184,008
Total Market Capitalization	$1,344,761	$1,178,997	$1,234,549	$1,444,601	$1,014,381	$1,132,907	$1,209,825	$1,348,143

Dividend Data:
Total dividends paid	$15,139	$15,139	$15,139	$15,169	$13,391	$13,391	$13,391	$15,140
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	90%	90%	95%	86%	76%	79%	76%	79%

Liquidity:
Cash and cash equivalents	$22,815	$21,487	$20,554	$68,213	$27,650	$24,542	$26,385	$27,404
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(119,968)	(162,968)	(167,968)	(209,968)	(72,468)	(124,038)	(91,008)	(109,008)
Total Liquidity	$152,847	$108,519	$102,586	$108,245	$205,182	$150,504	$185,377	$168,396

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

December 31, 2010	15

Portfolio Overview

	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Owned portfolio of commercial real estate:
Number of properties (1)	33	33	33	32	32	32	31	29
Square feet	6,422,357	6,417,299	6,418,835	5,942,299	5,942,414	5,934,624	5,682,011	5,417,515
Leased percentage	86%	82%	85%	85%	84%	90%	92%	93%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3	3	3	2
Square feet	1,995,913	1,998,519	1,998,519	1,995,041	1,995,041	1,995,041	1,994,686	1,461,224
Leased percentage	77%	76%	77%	78%	78%	78%	78%	79%

Single Asset REITs (SARs) managed:
Number of properties	12	11	11	11	11	9	9	10
Square feet *	2,915,896	2,702,287	2,406,370	2,406,370	2,406,370	2,155,201	2,154,079	2,684,561
Leased percentage*	75%	73%	76%	76%	91%	90%	87%	88%

Total owned, investments and managed properties:
Number of properties	48	47	47	46	46	44	43	41
Square feet *	11,334,166	11,118,105	10,823,724	10,343,710	10,343,825	10,084,866	9,830,776	9,563,300
Leased percentage*	81%	79%	82%	82%	85%	88%	88%	90%

(1) Includes asset held for sale

*Prior to September 30, 2010, excludes a property that completed construction on July 9, 2010 with approximately 295,891 square feet

December 31, 2010	16

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Fairview (1)	Falls Church	VA	East	252,613
Innsbrook	Glen Allen	VA	East	308,803
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (2)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	474,661
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				6,422,357

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,982
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				4,911,809

(1) Asset held for sale

(2) Industrial property, all others are office properties

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Dec-10	31-Dec-10

East Region Total (b)	9	1,543,262	24.0	$ 236,058	87.5%
East North Central Division	3	596,604	9.3	79,212	84.3%
West North Central	5	1,104,430	17.2	108,573	96.4%
Midwest Region Total	8	1,701,034	26.5	187,785	92.1%
Southeast	2	599,886	9.3	120,853	95.1%
Southwest	7	1,488,969	23.2	221,569	82.0%
South Region Total	9	2,088,855	32.5	342,422	85.7%
Mountain	4	789,957	12.3	126,201	72.0%
Pacific	3	299,249	4.7	35,470	74.0%
West Region Total	7	1,089,206	17.0	161,671	72.5%

Grand Total	33	6,422,357	100.0	$ 927,936	85.6%

(a) NBV is for real estate assets, excluding intangibles

(b) Includes asset held for sale

December 31, 2010	17

Owned Property List (in thousands)

						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	31-Dec-10	31-Dec-10

West	Pacific	Hillview Center	Milpitas	CA	36	4,174	100.0%
West	Pacific	Montague	San Jose	CA	146	16,884	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	42,800	85.1%
West	Mountain	390 Interlocken	Broomfield	CO	241	42,980	98.3%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	11,479	66.9%
West	Mountain	Greenwood Plaza	Englewood	CO	198	28,941	26.6%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	46,986	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	73,867	92.4%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	28,794	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	35,761	97.5%
East	Mideast	East Baltimore	Baltimore	MD	325	55,689	84.5%
East	Mideast	Bollman Place	Savage	MD	99	4,910	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	14,658	58.6%
MidWest	West North Central	Eden Bluff	Eden Prairie	MN	153	14,359	100.0%
MidWest	West North Central	121 South 8th Street	Minneapolis	MN	474	23,878	92.1%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	35,193	99.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	17,913	100.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,229	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,547	81.0%
East	Mideast	Forest Park	Charlotte	NC	62	6,233	100.0%
South	Southwest	Addison Circle	Addison	TX	294	46,730	95.8%
South	Southwest	Liberty Plaza	Addison	TX	219	24,419	73.7%
South	Southwest	Park Ten	Houston	TX	156	18,378	48.2%
South	Southwest	Eldridge Green	Houston	TX	248	42,497	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	30,899	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	17,586	55.5%
South	Southwest	Collins Crossing	Richardson	TX	299	41,061	79.1%
East	Mideast	Meadow Point	Chantilly	VA	138	23,424	97.9%
East	Mideast	Stonecroft	Chantilly	VA	111	19,412	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	17,417	100.0%
East	Mideast	Fairview (2)	Falls Church	VA	253	60,328	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	309	41,098	61.4%
West	Pacific	Federal Way	Federal Way	WA	117	14,412	33.6%
					6,422	$ 927,936	85.6%

(1) NBV is for real estate assets, excluding intangibles

(2) Asset held for sale

December 31, 2010	18

Properties with Annualized Rent per Square Foot (includes asset held for sale)

							Percentage		Average
				Year Built			Leased as of	Annualized Rent	Annualized
				or	Net Rentable	Leased	December 31,	as of December 31,	Rent per Leased
Property Name	City	State	Type	Renovated	Square Feet	Sq. Ft.	2010 (a)	2010 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	Office	1969	109,550	88,770	81.0%	1,438,039	$16.20
Forest Park	Charlotte	NC	Office	1999	62,212	62,212	100.0%	987,940	15.88
Meadow Point	Chantilly	VA	Office	1999	138,537	135,664	97.9%	2,379,464	17.54
Innsbrook	Glen Allen	VA	Office	1999	308,803	189,686	61.4%	1,273,806	6.72	(b)
East Baltimore	Baltimore	MD	Office	1989	325,445	275,113	84.5%	7,289,593	26.50
Loudoun Tech Center	Dulles	VA	Office	1999	135,888	135,888	100.0%	1,736,340	12.78
Bollman Place	Savage	MD	Industrial	1984	98,745	98,745	100.0%	624,068	6.32
Stonecroft	Chantilly	VA	Office	2008	111,469	111,469	100.0%	4,043,600	36.28
Fairview Park	Falls Church	VA	Office	2001	252,613	252,613	100.0%	6,644,676	26.30
East total					1,543,262	1,350,160	87.5%	26,417,527	19.57
Southfield Centre	Southfield	MI	Office	1977	214,697	125,835	58.6%	1,394,585	11.08
Northwest Point	Elk Grove Village	IL	Office	1999	176,848	176,848	100.0%	3,334,487	18.86
River Crossing	Indianapolis	IN	Office	1998	205,059	199,966	97.5%	4,854,327	24.28
Timberlake	Chesterfield	MO	Office	1999	232,766	230,347	99.0%	4,743,489	20.59
Timberlake East	Chesterfield	MO	Office	2000	116,197	116,197	100.0%	2,713,159	23.35
Lakeside Crossing	Maryland Heights	MO	Office	2008	127,778	127,778	100.0%	3,011,727	23.57
Eden Bluff	Eden Praire	MN	Office	2006	153,028	153,028	100.0%	3,977,266	25.99
121 South 8th Street	Minneapolis	MN	Office	1974	474,661	437,065	92.1%	6,732,231	15.40
Midwest total					1,701,034	1,567,064	92.1%	30,761,273	19.63
Blue Lagoon Drive	Miami	FL	Office	2002	212,619	212,619	100.0%	4,505,691	21.19
One Overton Place	Atlanta	GA	Office	2002	387,267	357,790	92.4%	9,341,668	26.11
Willow Bend Office Center	Plano	TX	Office	1999	116,622	64,731	55.5%	1,313,090	20.29
Park Ten	Houston	TX	Office	1999	155,715	74,997	48.2%	2,157,090	28.76
Addison Circle	Addison	TX	Office	1999	293,787	281,503	95.8%	6,663,018	23.67
Collins Crossing	Richardson	TX	Office	1999	298,766	236,267	79.1%	2,197,140	9.30	(b)
Eldridge Green	Houston	TX	Office	1999	248,399	248,399	100.0%	7,075,482	28.48
Park Ten Phase II	Houston	TX	Office	2006	156,746	153,326	97.8%	4,004,324	26.12
Liberty Plaza	Addison	TX	Office	1985	218,934	161,440	73.7%	3,058,159	18.94
South Total					2,088,855	1,791,072	85.7%	40,315,662	22.51
Centennial Technology Center	Colorado Springs	CO	Office	1999	110,730	74,030	66.9%	1,256,733	16.98
380 Interlocken	Broomfield	CO	Office	2000	240,184	204,347	85.1%	6,305,123	30.85
Greenwood Plaza	Englewood	CO	Office	2000	197,527	52,499	26.6%	804,066	15.32
390 Interlocken	Broomfield	CO	Office	2002	241,516	237,518	98.3%	5,036,748	21.21
Hillview Center	Milpitas	CA	Office	1984	36,288	36,288	100.0%	544,262	15.00
Federal Way	Federal Way	WA	Office	1982	117,010	39,308	33.6%	604,910	15.39
Montague Business Center	San Jose	CA	Office	1982	145,951	145,951	100.0%	2,184,672	14.97
West Total					1,089,206	789,941	72.5%	16,736,515	21.19

Grand Total					6,422,357	5,498,237	85.6%	$114,230,977	$20.78

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.

(b) Represents gross rental charges for the month of December 2010 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).

(c) Represents the annualized rent as of December 2010 divided by leased square feet.

December 31, 2010	19

Owned Property Capital Expenditures (in thousands)

					Year
	For the Three Months Ended				Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$ 1,305	$ 935	$ 3,634	$ 1,126	$ 7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$ 7,251	$ 2,952	$ 5,113	$ 4,801	$ 20,117

					Year
	For the Three Months Ended				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$ 1,373	$ 912	$ 931	$ 1,528	$ 4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$ 2,001	$ 2,423	$ 1,841	$ 2,604	$ 8,869

December 31, 2010	20

20 Largest Tenants with Annualized Rent and Remaining Term

				Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant		Number of	Lease Term	Leased	Lease	Rent (a)	Aggregate
	Name	Note	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	1	1	60	266,495	4.15%	2,893	2.53%
2	Noblis, Inc.	2	1	73	252,613	3.93%	6,645	5.82%
3	CITGO Petroleum Corporation	3	1	134	248,399	3.87%	7,075	6.19%
4	Burger King Corporation		1	93	212,619	3.31%	4,506	3.94%
5	RGA Reinsurance Company		1	48	185,501	2.89%	3,707	3.25%
6	Citicorp Credit Services, Inc	4	1	72	176,848	2.75%	3,334	2.92%
7	C.H. Robinson Worldwide, Inc.		1	126	153,028	2.38%	3,977	3.48%
8	SunTrust Bank	5	2	70 & 129	145,204	2.26%	1,423	1.25%
9	Geisecke & Devrient America, Inc.		1	50	135,888	2.12%	1,736	1.52%
10	Murphy Exploration & Production Company		1	76	133,786	2.08%	3,515	3.08%
11	Monsanto Company		1	49	127,778	1.99%	3,012	2.64%
12	Vail Holdings, Inc.	6	1	147	121,913	1.90%	1,882	1.65%
13	Northrop Grumman Systems Corporation		1	88	111,469	1.74%	4,044	3.54%
14	Maines Paper & Food Service, Inc.		1	35	98,745	1.54%	624	0.55%
15	Federal National Mortgage Association	7	1	32	92,358	1.44%	1,755	1.54%
16	Amdocs, Inc.		1	5	91,928	1.43%	2,139	1.87%
17	County of Santa Clara		1	84	90,467	1.41%	1,347	1.18%
18	Ober, Kaler, Grimes & Shriver		1	3	88,736	1.38%	2,472	2.16%
19	VCE Company, LLC	8	1	105	85,650	1.33%	-	0.00%
20	ARGO Data Resource Corporation		1	68	83,944	1.31%	2,029	1.78%
					2,903,369	45.21%	$ 58,115	50.89%

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31, 2010 mulitplied by 12.
Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

December 31, 2010	21

20 Largest Tenants with Annualized Rent and Remaining Term Footnotes

1. Property was acquired on June 29, 2010.

2. Property was sold January 21, 2011.

3. On January 20, 2010, the Company signed a new lease at a Houston, Texas property, for approximately 248,000 square feet of space with one of its tenants, CITGO Petroleum Corporation, effectively extending the lease expiration from February 29, 2012 to February 28, 2022.

4. The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.

5. On December 22, 2010 the Company signed a lease for approximately 90,000 square feet at a Glen Allen, Virginia property. The lease expires on September 30, 2021. The tenant also leases approximately 55,000 square feet at a Baltimore, Maryland property. The lease that expires on October 31, 2016.

6. On March 22, 2010, the Company signed a lease for approximate 38,000 square feet of space with one of its tenants, Vail Holdings, Inc. through March 2019. The remaining space of approximately 84,000 square feet is leased through March 2023.

7. On June 7, 2010, Federal National Mortgage Association commenced a lease for approximately 92,000 square feet of space at an Addison, Texas property. The lease expires September 6, 2013.

8. On December 20, 2010, the Company signed a lease for approximately 86,000 square feet of space at a Richardson, Texas property. The lease expires on September 30, 2019 and is guaranteed by EMC Corporation.

December 31, 2010	22

Tenant Analysis – 20 Largest Tenants, Industry Profile (as a % of square feet and includes asset held for sale)

December 31, 2010	23

Lease Expirations by Square Feet (includes asset held for sale)

1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2011
2013
2015
2017
2019
2021
2023
Total Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2011	655,783	10.2%
2012	399,528	6.2%
2013	543,235	8.4%
2014	595,886	9.3%
2015	813,023	12.7%
2016	555,571	8.6%
2017	523,853	8.2%
2018	401,496	6.3%
2019	129,042	2.0%
2020	142,313	2.2%
2021	406,488	6.3%
2022	248,399	3.9%
2023	83,620	1.3%
Vacant	924,120	14.4%

Total	6,422,357	100.0%

December 31, 2010	24

Lease Expirations with Annualized Rent per Square Foot (includes asset held for sale)

			Rentable		Annualized	Percentage
	Number of		Square		Rent	of Total Final
Year of	Leases		Footage	Annualized	Per Square	Annualized
Lease	Expiring		Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring	Expiring	Expiring	Expiring
December 31,	Year		Leases	Leases (a)	Leases	Leases
2011	103	(b)	655,783	13,529,015	20.63	11.84%
2012	55		399,528	8,698,826	21.77	7.62%
2013	51		543,235	10,069,311	18.54	8.81%
2014	32		595,886	13,505,503	22.66	11.82%
2015	28		813,023	13,897,329	17.09	12.17%
2016	17		555,571	12,872,449	23.17	11.27%
2017	6		523,853	12,774,531	24.39	11.18%
2018	7		401,496	10,507,743	26.17	9.20%
2019	3		129,042	1,029,009	7.97	0.90%
2020 and thereafter	15		880,820	17,347,261	19.69	15.19%
	317		5,498,237	114,230,977	20.78	100.00%

Vacancies as of December 31, 2010			924,120
Total Portfolio Square Footage			6,422,357

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at December 31,2010 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	34 leases are Month to Month and 5 leases expired on December 31, 2010.

December 31, 2010	25

Capital Recycling ($ in thousands)

Acquisitions:		Property		Date	Purchase
	State/Region	Type	Square Feet	Acquired	Price
2010
121 South 8th Street	MN/Midwest	Office	474,661	6/29/10	$39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/06	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA/South	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
		Property			Net Sales	Gain (Loss)
2007	State/Region	Type	Square Feet	Date Sold	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$5,830	$(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

December 31, 2010	26

Investment Banking Performance

Gross Syndication Proceeds
($ in millions)
203.1
210.1
231.1
208.2
138.8
170.2
147.5
57.4
40.4
36.0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

December 31, 2010	27

FFO and FFO+GOS Reconciliations (in thousands, except per share amounts)

	For the three months ended								For the year ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2010	2009	2008

Net income	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258	$22,093	$27,872	$31,958
(Gain) Loss on sale of assets	—	—	—	—	—	—	—	(424)	—	(424)	—
GAAP income from non-consolidated REITs	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)	(1,190)	(2,011)	(2,746)
Distributions from non-consolidated REITs	1,407	1,324	1,192	1,247	1,615	1,523	1,119	1,371	5,170	5,628	5,348
Acquisition costs	—	129	(4)	—	—	248	391	4	125	643	—
Depreciation & amortization	9,934	9,675	10,510	10,605	8,707	11,216	9,561	10,167	40,724	39,651	34,644
Funds From Operations (FFO)	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075	66,922	71,359	69,204
Plus gains on sales of assets (GOS)	—	—	—	—	—	—	—	424	—	424	—
FFO+GOS (Total Profits)	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499	$66,922	$71,783	$69,204

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10	$0.28	$0.38	$0.45
FFO	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98	0.98
GOS	—	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98	0.98

Weighted Average Shares (basic and diluted)	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681	79,826	73,001	70,481

December 31, 2010	28

FFO and FFO+GOS Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs. The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define these terms in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2010	29

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	Three Months Ended:
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	—	—	—	—	—	—	—	(424)
GAAP income from non-consolidated REITs	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,407	1,324	1,192	1,247	1,615	1,522	1,119	1,371
Acquisition costs	—	129	(4)	—	—	248	391	4
Depreciation & amortization	9,934	9,675	10,510	10,605	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	—	—	—	—	—	—	—	424
FFO+GOS (Total Profits)	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Straight-line rent	(1,018)	(740)	(1,203)	(1,288)	(374)	(69)	(405)	(1,030)
Capital expenditures	(380)	(498)	(671)	(1,053)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$15,252	$15,464	$14,177	$15,178	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10
FFO	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
GOS	—	—	—	—	—	—	—	0
FFO+GOS	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
FAD	0.19	0.19	0.18	0.19	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2010	30

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

	For the three months ended:				Year Ended	For the three months ended:				Year Ended
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Net income	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	1,652	1,735	1,892	2,004	7,283	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	9,934	9,675	10,510	10,605	40,724	8,707	11,216	9,561	10,167	39,651
Income taxes	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)
EBITDA	17,080	17,369	17,122	18,746	70,317	17,793	17,605	17,976	20,140	73,514

Interest expense	$1,652	$1,735	$1,892	$2,004	$7,283	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	—	—	—	150	150	—	—	—	—	—
Interest and scheduled principal payments	$1,652	$1,735	$1,892	$2,154	$7,433	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	10.34	10.01	9.05	9.35	9.65	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	10.34	10.01	9.05	8.70	9.46	11.28	11.01	10.31	12.21	11.19

(1) Scheduled principal payments include required principal payments on our unsecured term debt, which commenced in November 2011 using a 30 year amortization schedule.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

December 31, 2010	31

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three months ended:				2010	Three months ended:				2009
	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	Total

Net Income	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Add (deduct):
Investment banking segment net loss (income)	479	(263)	401	(1,352)	(735)	778	346	625	(1,103)	646
Gain on sale of assets	—	—	—	—	—	—	—	—	(424)	(424)
Management fees (before elimination)	(484)	(359)	(362)	(535)	(1,740)	(425)	(398)	(402)	(408)	(1,633)
Depreciation and Amortization	9,184	9,205	10,348	10,453	39,190	7,887	10,200	8,768	9,314	36,169
Amortization of favorable leases	716	432	96	119	1,363	793	992	759	815	3,359
Selling, general and administrative	1,447	1,854	1,400	1,698	6,399	983	1,163	1,324	1,359	4,829
Interest expense	1,652	1,736	1,892	2,003	7,283	1,577	1,599	1,744	1,650	6,570
Interest income	(338)	(374)	(431)	(491)	(1,634)	(347)	(136)	(170)	(278)	(931)
Equity in earnings of nonconsolidated REITs	(253)	(380)	(404)	(229)	(1,266)	(792)	(443)	(475)	(283)	(1,993)
Non-property specific income and expenses, net	461	690	421	(268)	1,304	57	(145)	(13)	(34)	(135)
GAAP Property NOI	18,426	18,495	18,118	17,218	72,257	18,319	18,043	19,101	18,866	74,329
Straight-line rent	(1,020)	(1,339)	(1,202)	(1,281)	(4,842)	(374)	92	(405)	(1,033)	(1,720)
Cash Property NOI	$17,406	$17,156	$16,916	$15,937	$67,415	$17,945	$18,135	$18,696	$17,833	$72,609

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2010	32